UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant §240.14a-12

UCI MEDICAL AFFILIATES, INC.

(Name of Registrant as Specified in Its Charter)

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UCI MEDICAL AFFILIATES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 16, 2010

The 2010 annual meeting of stockholders of UCI Medical Affiliates, Inc. will be held at the Columbia Metropolitan Convention Center, 1101 Lincoln Street, Columbia, South Carolina 29201, on Thursday, December 16, 2010, beginning at 11:00 a.m. eastern time, for the following purposes:

(1)	To elect two directors for a two-year term to expire at the second annual meeting of stockholders after the date of their election;

(2)	To elect three directors for a three-year term to expire at the third annual meeting of stockholders after the date of their election;

(3)	To approve the appointment of Elliott Davis, LLC, Certified Public Accountants, as our independent auditors for the fiscal year ending September 30, 2010; and

(4)	To transact any other business that properly comes before the annual meeting or any adjournment of the meeting.

Only holders of record of our common stock at the close of business on November 3, 2010 are entitled to notice of, and to vote at, the annual meeting or any adjournment of the meeting.

You are cordially invited and urged to attend the annual meeting in person, but if you are unable to do so, please date, sign, and promptly return your proxy in the enclosed, self-addressed, postage-paid envelope. If you attend the annual meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

Each stockholder who attends the meeting may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders attending the meeting and holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

By Order of the Board of Directors,

D. Michael Stout, M.D.

President and Chief Executive Officer

Columbia, South Carolina

November 5, 2010

(continued)

2

UCI MEDICAL AFFILIATES, INC.

1818 Henderson Street

Columbia, South Carolina 29201

PROXY STATEMENT

This proxy statement contains information related to the 2010 annual meeting of our stockholders to be held at the Columbia Metropolitan Convention Center, 1101 Lincoln Street, Columbia, South Carolina 29201, on Thursday, December 16, 2010, at 11:00 a.m. eastern time, and at any adjournment of the meeting. We are mailing this proxy statement to stockholders on or about November 11, 2010.

As a result of: (i) the embezzlement by Jerry F. Wells, Jr., the former Executive Vice-President of Finance, Chief Financial Officer, and Secretary of the Company, of $2,967,382 from the Company, (ii) Mr. Wells’ falsifying eight of the Company’s periodic reports filed with the Securities and Exchange Commission, and (iii) the resulting restatement of the Company’s previously issued financial statements for the fiscal years ended September 30, 2002, 2003, 2004, 2005, 2006 and 2007, we were unable to conduct our 2009 annual meeting of stockholders.

ABOUT THE MEETING

What is the purpose of the 2010 annual meeting of stockholders?

At our 2010 annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the ratification of our independent auditors. In addition, management will report on our performance and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on November 3, 2010, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

Cumulative voting for the election of directors is not available under our Certificate of Incorporation. Consequently, each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and one guest may accompany each stockholder. Because seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 10:30 a.m. eastern time. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. We will not permit cameras, recording devices, or other electronic devices at the meeting.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately 234 stockholders held of record 9,934,072 issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least 4,967,037 votes will be required to establish a quorum.

We will consider directions to withhold authority to vote for directors, abstentions, and broker non-votes to be present in person or by proxy and entitled to vote. Therefore, we will count these shares for purposes of determining whether a quorum is present at the annual meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.)

If a quorum is not present or represented at the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail, telephone, or telegraph. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote it as you direct. If you are a holder of record as of the record date and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Unless you give other instructions on your proxy card, the designated proxy holders will vote in accordance with the Board’s recommendations set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the annual meeting by (i) delivering to our Corporate Secretary a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting, or (iii) attending the annual meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy. You must specifically revoke your proxy. Whether or not you plan to attend the annual meeting, you are urged to sign and return the enclosed proxy.

What vote is required to approve each item?

Election of Directors. Two nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the annual meeting will be elected to the Board of Directors for a term expiring at the second annual meeting of stockholders after the date of their election. Three nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the annual meeting will be elected to the Board of Directors for a term expiring at the third annual meeting of stockholders after the date of their election. Accordingly, directions to withhold authority, abstentions, and broker non-votes will have no effect on the outcome of the vote. You cannot vote, in person or by proxy, for a greater number of persons than: two individuals whose terms end at the second annual meeting of shareholders after the date of their election, and three individuals whose terms end at the third annual meeting of shareholders after the date of their election.

Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

Street Name. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Who bears the cost of this proxy statement and who may solicit proxies?

We will bear the cost of preparing, assembling, and mailing this proxy statement and the form of proxy. Our directors, officers, and employees may also solicit proxies personally or by mail, telephone, or telegram. No compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board are elected at each annual meeting to serve until the third annual stockholders’ meeting after their election. The Board consists of eight directorships divided into one class of two and two classes of three.

The Board proposes two individuals, Harold H. Adams, Jr. and Charles M. Potok, as nominees to serve from the date of their election at the annual meeting until the second annual meeting of stockholders after the date of their election, or until their successors shall have been earlier elected and qualified.

The Board proposes three individuals, Ann T. Burnett, Jean E. Duke, CPA, and Timothy L. Vaughn, CPA as nominees to serve from the date of their election at the annual meeting until the third annual meeting of stockholders after the date of their election, or until their successors shall have been earlier elected and qualified.

Each of the nominees is currently a member of the Board, and all the nominees were recommended by our Nominating Committee. Each of these nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the persons named as proxy holders on the attached proxy card may designate a substitute nominee in accordance with their best judgment. In that case, the proxy holders will vote for the substitute nominee.

Terms Expiring at the second annual meeting of stockholders after the date of their election: Harold H. Adams, Jr. and Charles M. Potok.

Terms Expiring at the third annual meeting of stockholders after the date of their election: Ann T. Burnett, Jean E. Duke, CPA, and Timothy L. Vaughn, CPA.

The Board recommends that stockholders vote “FOR” each of the persons listed above.

Who are the current members of the Board?

The following table identifies the names, ages, Board term expiration, and committee memberships of our Board members as of the date of this proxy:

Name	Age	Term Expiring In	Audit Committee	Compensation Committee	Nominating Committee
Harold H. Adams, Jr., CPCU	63	2009(1)	*		**
Joseph A. Boyle, CPA	56	2011
Ann T. Burnett	57	2010(2)
Jean E. Duke, CPA	55	2010(2)	**		*
Thomas G. Faulds	68	2011	*		*
John M. Little, Jr., M.D.	60	2011		*
Charles M. Potok	61	2009(1)		**
Timothy L. Vaughn, CPA	45	2010(2)		*

(1)	This director is nominated for re-election at the 2010 annual meeting of stockholders for a term expiring at the second annual meeting after the date of their election.
(2)	This director is nominated for re-election at the 2010 annual meeting of stockholders for a term expiring at the third annual meeting after the date of their election.
*	Member
**	Chairman

Important Information Regarding Directors

Director Nominees For Terms Expiring at the Annual Meeting Expected to be Held in 2012:

Harold H. Adams, Jr. has served as one of our directors since June 1994. Since October, 2010 he served as Area Chairman of Gallagher Charitable International Insurance Services (GCIIS). From November, 2006 he served as Area President of Adams & Associates International — Arthur J. Gallagher Risk Management Services (A&AI-AJG) predecessor to GCIIS. From 1992 until November, 2006, he was Chairman and owner of Adams & Associates International (A&AI) and Southern Insurance Managers (SIM). In November 2006 Mr. Adams’ firms A&AI and SIM merged with Arthur J. Gallagher Risk Management Services. Additionally, Mr. Adams is Chairman and part owner of Custom Assurance Placements, Ltd, since its inception in February, 2005. He served as President of Adams Eaddy & Associates, an independent insurance agency from 1980 to 1992. Mr. Adams has been awarded the Chartered Property Casualty Underwriter (CPCU) designation and is currently a member of the President’s Board of Visitors of Charleston Southern University in Charleston, South Carolina. He has received numerous professional awards as the result of over 40 years of involvement in the insurance industry and is a member of many professional and civic organizations. Mr. Adams was most recently reelected as a director at the annual meeting of stockholders in 2006.

Charles M. Potok has served as our Chairman of the Board since February 2003, and has served as one of our directors since September 1995. He has served as Executive Vice President and Chief Operating Officer of Companion Property and Casualty Insurance Company, a wholly-owned subsidiary of Blue Cross Blue Shield of South Carolina, since March 1984 and, as President of The Companion Property Casualty Group since April 2002. Mr. Potok is an Associate of the Casualty Actuarial Society and a member of the American Academy of Actuaries. Mr. Potok serves on many business and civic boards and is past President of the Indian Waters Council of the Boy Scouts of America. Mr. Potok was most recently reelected as a director at the annual meeting of stockholders in 2006.

Director Nominees For Terms Expiring at the Annual Meeting Expected to be Held in 2013:

Ann T. Burnett currently serves as Vice President of the Health Network Services division of BlueChoice HealthPlan of South Carolina, Inc. (“BlueChoice”), a Subsidiary of Blue Cross and Blue Shield of South Carolina. Ms. Burnett has been employed by BlueChoice since 1986. Ms. Burnett was appointed to our Board of Directors in 2007.

Jean E. Duke, CPA has been a financial consultant since February 2008. From October 2006 until February 2008 she served as the Chief Financial Officer of SRC, an Aetna Company. From December 2004 until October 2006, she owned a consulting business providing services primarily for insurance and financial organizations. Prior to that, Ms. Duke was affiliated with Colonial Life & Accident Insurance Company, serving in the roles of Senior Vice President, Customer & Information Services, and President & Chief Financial Officer, from August 2002 to December 2004. Ms. Duke is a certified public accountant. A graduate of Leadership Columbia, she was named the Financial Executive of the Year by the Columbia chapter of the Institute of Management Accountants, the Distinguished Young Alumni by the Moore School of Business, and was honored with the Tribute to Women in Industry award by the Young Women’s Christian Association. Ms. Duke has held leadership and board positions with many professional and business organizations as well as continuing to be active in numerous community organizations. Ms. Duke was elected as a director at the annual meeting of stockholders in 2007.

Timothy L. Vaughn, CPA has served as Vice President and Chief Financial Officer of BlueChoice HealthPlan (formerly known as Companion HealthCare Corporation) since January 2000, and Vice President of Underwriting of BlueChoice HealthPlan from October 2005 though July 2010. He served as TRICARE Contracts Manager for Blue Cross Blue Shield of South Carolina from 1997 to 2000. This federal program provided healthcare benefits administration for military dependents and retirees across the nation. Mr. Vaughn is a certified public accountant and has been named a Fellow in both the Academy of Healthcare Management and Life Management Institute and is currently serving as Corporate Secretary and Treasurer of EAP Alliance, Inc. in

Columbia, South Carolina. He is a member of numerous professional and civic organizations. Mr. Vaughn was most recently reelected as a director at the annual meeting of stockholders in 2007.

Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2011:

Joseph A. Boyle, CPA has served as our Executive Vice President and Chief Financial Officer since December 17, 2008. He has served as the President and Chief Executive Officer of Affinity Technology Group, Inc. since January 2000 and as its Chairman since March 2001. Mr. Boyle served as Affinity’s Senior Vice President and Chief Financial Officer from September 1996 until January 2000 and as Chairman and Chief Executive Officer of Surety Mortgage, Inc., a wholly owned subsidiary of Affinity, from December 1997 until December 2001. In August 2008, Affinity filed a voluntary petition in the United States Bankruptcy Court for the District of South Carolina under the provisions of Chapter 11 of the United States Bankruptcy Code. Mr. Boyle is a certified public accountant and from January 2005 until June 2006 served as Chief Operating Officer of Community Resource Mortgage, Inc., a wholly owned subsidiary of Community Bancshares, Inc. From April 2003 to August 2004, Mr. Boyle was a partner in the accounting firm of Elliott Davis, LLC. From June 1982 until August 1996, Mr. Boyle was employed by Price Waterhouse, LLP and from 1993 until 1996 was a partner in its Kansas City, Missouri office where he specialized in the financial services industry. Mr. Boyle was most recently reelected as a director at the annual meeting of stockholders in 2008.

Thomas G. Faulds served as President and Chief Operating Officer of the Blue Cross Blue Shield Division of Blue Cross and Blue Shield of South Carolina (“BCBS”) from 1998 until his retirement on May 1, 2007, and also served as the senior officer responsible for six subsidiaries: BlueChoice HealthPlan, Planned Administrators, Inc., Companion Benefits Alternatives, Inc., Alpine Agency, Inc., Thomas H. Cooper & Company and CIMR. He was employed by BCBS since March, 1972. Mr. Faulds previously served as one of our directors between August 1996 and June 2003. On December 13, 2005, the Board of Directors appointed Mr. Faulds to our Board of Directors to fill a vacancy on the board. Mr. Faulds was most recently reelected as a director at the annual meeting of stockholders in 2008.

John M. Little, Jr., M.D., MBA has served as one of our directors since August 1998 and is currently the Vice President for HealthCare Services and Chief Medical Officer for Blue Cross Blue Shield of South Carolina. Dr. Little also served in the same position at BlueChoice HealthPlan (formerly known as Companion HealthCare Corporation) from 1994 to 2000. Prior to joining BlueChoice HealthPlan in 1994, Dr. Little served as Assistant Chairman for Academic Affairs, Department of Family Practice, Carolinas Medical Center, Charlotte, North Carolina from 1992 to 1994. Dr. Little was most recently reelected as a director at the annual meeting of stockholders in 2008.

What is the role of the Board’s committees?

The Board has standing Audit, Compensation and Nominating Committees.

Audit Committee. The Audit Committee operates under a written Charter. The Board has determined that all of the members of the Audit Committee as of September 30, 2009 met the independence criteria prescribed by the Securities and Exchange Commission and the Nasdaq Stock Market for service on the Audit Committee and that the current members of the Audit Committee continue to meet such independence criteria. The Board of Directors has determined that as of September 30, 2009, Ms. Duke was a financial expert, as that term is defined in Item 401(h)(2) of Regulation S-K under the Exchange Act. The Audit Committee met 21 times during the fiscal year ended September 30, 2009.

Compensation Committee. The Compensation Committee establishes and oversees the design and functionality of the Company’s executive compensation program. The Board has determined that all of the members of the Compensation Committee are not independent within the meaning of the Nasdaq Stock Market regulations because members of the Compensation Committee are associated with BCBS. The Compensation Committee does not operate under a written Charter. The Compensation Committee met 3 times during the fiscal year ended September 30, 2009.

Nominating Committee. The Nominating Committee makes recommendations to the Board with respect to the size and composition of the Board, reviews the qualifications of potential candidates for election as director, and recommends director nominees to the Board. The Board has determined that all of the members of the Nominating Committee are independent within the meaning of the Nasdaq Stock Market regulations. The Nominating Committee operates under a written Charter. The Nominating Committee did not meet during the fiscal year ended September 30, 2009.

How does the Board select nominees for the Board?

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify our corporate Secretary in writing with whatever supporting material the stockholder considers appropriate, as long as the material includes at a minimum pertinent information concerning the nominee’s background and experience. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Certificate relating to stockholder nominations as described below under the heading “When are nominations for the election of Directors for the 2011 Annual Meeting due?”

Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The Committee bases this initial determination on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The Committee also bases this initial determination primarily on the need for additional Board members to fill vacancies and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Committee then evaluates the prospective nominee against the standards and qualifications set out in its Charter, including without limitation independence, strength of character, business or financial expertise, current or recent experience as an officer or leader of another business, experience as a director of another public company, regulatory compliance knowledge, industry trend knowledge, product/service expertise, practical wisdom, mature judgment, time availability (including the number of other boards he or she sits on in the context of the needs of the board and the company and including time to develop and/or maintain sufficient knowledge of the company and its industry), geography, age, and gender and ethnic diversity on the board.

In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, if warranted, the Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board determines the nominees after considering the recommendation and report of the Committee.

How often did the Board meet during fiscal year 2009?

Our Board held a total of three meetings during our fiscal year ended September 30, 2009. No directors attended fewer than seventy-five percent of the aggregate of: (1) the total of these Board meetings; and (2) the total number of meetings of the committees upon which the director served. All our current directors attended our 2008 annual stockholder meeting. We expect our directors to dedicate sufficient time, energy, and attention to ensure the diligent performance of his or her duties, including attending our stockholder meetings and the meetings of the Board and its Committees on which he or she serves.

How are directors compensated?

Currently, members of our Board receive the following retainer fees: $6,000 per fiscal year for the Chairman, $5,000 per year for Committee members, and $4,000 per year for all other members of the Board. We also reimburse directors for out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors. Compensation we paid to our Directors for the year ended September 30, 2009 is as follows:

Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Harold H. Adams, Jr.	$5,000	—	—	—	—	—	$5,000
Joseph A. Boyle, CPA	$4,000	—	—	—	—	—	$4,000
Ann T. Burnett	$4,000	—	—	—	—	—	$4,000
Jean E. Duke, CPA	$5,000	—	—	—	—	—	$5,000
Thomas G. Faulds	$5,000	—	—	—	—	—	$5,000
John M. Little, Jr., M.D.	$5,000	—	—	—	—	—	$5,000
Charles M. Potok	$6,000	—	—	—	—	—	$6,000
Timothy L. Vaughn, CPA	$5,000	—	—	—	—	—	$5,000

(1)	Amounts in this column reflect amounts paid in cash in fiscal 2009. In addition, we paid members of our Audit Committee additional compensation in fiscal year 2010 for the services they rendered related to the investigation of the fraudulent activities of our former Chief Financial Officer. The compensation paid to each member was determined based on the number of Audit Committee meetings the member attended and the additional time each member individually devoted to the investigation and related activities. Ms. Duke, Mr. Adams and Mr. Faulds were paid additional fees of $17,625, $8,250 and $6,875, respectively, in 2010 related to the investigation and related activities.

What related party transactions exist?

Administrative Services Agreements

As used herein, the term UCI-SC refers to UCI Medical Affiliates of South Carolina, Inc., our wholly-owned subsidiary; the term DC-SC refers to Doctors Care P.A., a professional corporation affiliated with us; the term DC-TN refers to Doctor’s Care of Tennessee, P.C., a professional corporation affiliated with us; the term PPT refers to Progressive Physical Therapy, P.A., a professional corporation affiliated with us; the term COSM refers to Carolina Orthopedic & Sports Medicine, P.A., a professional corporation affiliated with us; and the term P.A. refers collectively to DC-SC, DC-TN, PPT and COSM.

UCI-SC has entered into Administrative Services Agreements with each P.A. Under these Administrative Services Agreements, which have an initial term of forty years, UCI-SC performs all non-medical management for the P.A. and has exclusive authority over all aspects of the business of the P.A. (other than those directly related to the provision of patient medical services or as otherwise prohibited by state law). The non-medical management provided by UCI-SC includes, among other functions, treasury and capital planning, financial reporting and accounting, pricing decisions, patient acceptance policies, setting office hours, contracting with third-party payers, and all administrative services. UCI-SC provides all of the resources (systems, procedures and staffing) to bill third-party payers or patients, and provides all of the resources (systems, procedures and staffing) for cash collection and management of accounts receivables, including custody of the lockbox where cash receipts are deposited. From the cash receipts, UCI-SC pays all physician and physical therapist salaries, and all other operating expenses of the centers and of UCI-SC. UCI-SC sets compensation guidelines for the licensed medical professionals at the P.A. and establishes guidelines for establishing, selecting, hiring, and firing of the licensed medical professionals. UCI-SC also negotiates and executes substantially all of the provider contracts with third-party payers, with the P.A. executing certain of the contracts at the request of a minority of payers. UCI-SC does not loan or otherwise advance funds to any P.A. for any purpose.

During our fiscal years ended September 30, 2009 and 2008, the P.A. received an aggregate of approximately $80,350,000 and $77,045,000, respectively, in fees prior to deduction by the P.A. of their payroll and other related deductible costs covered under the Administrative Services Agreements. For accounting purposes, we combine the operations of the P.A. with our operations, as reflected in our consolidated financial statements.

D. Michael Stout, M.D. is the sole shareholder of DC-SC, DC-TN and COSM, and since November 1, 2002, has served as the President and Chief Executive Officer of UCI, UCI-SC, DC-SC and DC-TN. Since its incorporation on April 1, 2005, Dr. Stout has served as the President of COSM. Prior to November 1, 2002, Dr. Stout was the Executive Vice President of Medical Affairs for UCI and UCI-SC, and was the President of DC-SC and DC-TN. Barry E. Fitch, P.T. is the sole shareholder of PPT and has served as its President since the incorporation of PPT on April 5, 2005.

Other Transactions with Related Parties

As of September 30, 2009, BlueChoice HealthPlan, a wholly owned subsidiary of Blue Cross Blue Shield of South Carolina (“BCBS”), owns 6,107,838 shares of our common stock and Companion Property and Casualty Insurance Company another wholly owned subsidiary of BCBS, owns 618,181 shares of our common stock, which combine to approximately 67.71 percent of our outstanding common stock. The following is a historical summary of purchases of our common stock by BCBS subsidiaries from us.

Date Purchased	Blue Cross Blue Shield of South Carolina Subsidiary	Number of Shares	Price per Share	Total Purchase Price
12/10/93	BlueChoice HealthPlan	333,333	$1.50	$500,000
06/08/94	BlueChoice HealthPlan	333,333	3.00	1,000,000
01/16/95	BlueChoice HealthPlan	470,588	2.13	1,000,000
05/24/95	BlueChoice HealthPlan	117,647	2.13	250,000
11/03/95	BlueChoice HealthPlan	218,180	2.75	599,995
12/15/95	BlueChoice HealthPlan	218,180	2.75	599,995
03/01/96	BlueChoice HealthPlan	315,181	2.75	866,748
06/04/96	Companion Property and Casualty	218,181	2.75	599,998
06/23/97	Companion Property and Casualty	400,000	1.50	600,000

Our common stock acquired by BlueChoice and CP&C was purchased pursuant to exemptions from the registration requirements of federal securities laws available under Section 4(2) of the 1933 Act. Consequently, the ability of the holders to resell such shares in the public market is subject to certain limitations and conditions. BlueChoice and CP&C purchased these shares at share prices below market value at the respective dates of purchase in part as a consequence of the lower issuance costs incurred by us in the sale of these unregistered securities and in part as consequence of the restricted nature of the shares. BlueChoice and CP&C have the right to require registration of the stock under certain circumstances as described in the respective stock purchase agreements.

From time to time, BlueChoice has purchased additional shares of our common stock directly from other stockholders of the company. We were not a party to those transactions.

BlueChoice and CP&C have the option to purchase as many shares from us as may be necessary for BCBS and its subsidiaries in the aggregate to obtain and maintain ownership of 48 percent of the outstanding common stock. To the extent either of these BCBS subsidiaries exercises its right in conjunction with a sale of voting stock by us, the price to be paid by such entity is the average price to be paid by the other purchasers in that sale. Otherwise, the price is the average closing bid price of our voting stock on the ten trading days immediately preceding the election by a BCBS subsidiary to exercise its purchase rights. Consequently, to the extent either of the BCBS subsidiaries elects to exercise any or a portion of its rights under these anti-dilution agreements, the sale of shares of common stock to a BCBS subsidiary will have the effect of reducing the percentage voting interest in us represented by a share of the common stock.

During the fiscal year ended September 30, 1994, UCI-SC entered into an agreement with CP&C pursuant to which UCI-SC, through DC-SC, acts as the primary care provider for injured workers of firms carrying worker’s compensation insurance through CP&C. We believe the terms of the agreement with CP&C to be no more or less favorable to UCI-SC than those that would have been obtainable through arm’s-length negotiations with unrelated third parties for similar arrangements. In addition, in 2008 the Company maintained an employee dishonesty policy with CP&C and has filed a proof of loss and claim pursuant to that policy. The claim relates to the fraudulent activities of the Company’s former Chief Financial Officer.

UCI-SC, through DC-SC, provides services to members of a health maintenance organization operated by BlueChoice who have selected DC-SC as their primary care provider. We believe the terms of the agreement with BlueChoice to be no more or less favorable to UCI-SC than those that would have been obtainable through arm’s-length negotiations with unrelated third parties for similar arrangements.

Director Independence

The Board has determined that Harold H. Adams, Jr., Jean E. Duke, CPA and Thomas G. Faulds meet the independence criteria prescribed by the Nasdaq Stock Market. Joseph A. Boyle, CPA is not considered independent because he now serves as the Company’s Executive Vice President and Chief Financial Officer. Ann T. Burnett, John M. Little, Jr., M.D., Charles M. Potok and Timothy L. Vaughn, CPA are not considered independent because each is associated with BCBS, the majority stockholder of the Company.

Who are the Company’s Executive Officers?

The following individuals constitute our current executive officers:

Name	Age	Offices Held
D. Michael Stout, M.D.	65	President and Chief Executive Officer
Joseph A. Boyle, CPA	56	Executive Vice President and Chief Financial Officer

D. Michael Stout, M.D. has served as Executive Vice President of Medical Affairs of UCI and Doctors Care, P.A. (“DC-SC”) since 1985 and as President and Chief Executive Officer of UCI, UCI-SC, DC-SC and Doctors Care of Tennessee, P.C. since November 1, 2002, and of COSM since April 5, 2005. He is Board Eligible in Emergency Medicine and is a member of the American College of Emergency Physicians, the Columbia Medical Society, and the American College of Physician Executives. He graduated from Brown University Medical School in 1980 and practiced medicine for Doctors Care since 1983. Dr. Stout is the Treasurer of the Board of Directors of the South Carolina Campaign to Prevent Teen Pregnancy and serves on the Board of Directors for the local chapter of Habitat for Humanity, The Columbia Film Society/Nickelodeon Theatre and the Big Brothers Big Sisters of Greater Columbia.

Joseph A. Boyle, CPA has served as our Executive Vice President and Chief Financial Officer since March 16, 2009. From December 17, 2008 until March 16, 2009, Mr. Boyle served as our Interim Chief Financial Officer. Mr. Boyle also serves as a member of our Board of Directors and further information concerning his background and business experience is discussed above under the caption, “ Important Information Regarding Directors — Directors Whose Terms Expire at the Annual Meeting Expected to be Held in 2011.”

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, has appointed Elliott Davis, LLC, as independent auditors for the fiscal year ending September 30, 2010, subject to stockholder ratification. If the stockholders do not ratify this appointment, the Board of Directors upon recommendation of the Audit Committee will consider other certified public accountants. We provide additional information relating to our Audit Committee below under the heading “Report of the Audit Committee.”

We expect a representative of Elliott Davis, LLC to be in attendance at the annual meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

The following table presents fees for professional services rendered by Elliott Davis, LLC for the audit of our annual financial statements for fiscal years 2009 and 2008 together with fees for audit-related services, tax services and other services rendered by Elliott Davis, LLC for those periods. The fees set forth under the caption, “Audit Fees — Fiscal Year 2008,” include the fees we paid Elliott Davis, LLC to audit our annual consolidated financial statements for the year ended September 30, 2008 and the fees to re-audit our consolidated financial statements for the two year period ended September 30, 2007.

	Fiscal Year 2009	Fiscal Year 2008
Audit Fees (1)	$145,000	$305,000
Tax Fees (2)	25,000	19,100
Audit-related Fees (3)	10,500	64,125
All Other Fees (4)	—	13,850

	$180,500	$402,075

(1)	Audit fees consisted primarily of the audit of the Company’s annual financial statements and for reviews of the consolidated financial statements included in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q. These fees include amounts paid or expected to be paid for each year’s respective audit.
(2)	Tax fees include fees for the preparation of the Company’s income tax returns.
(3)

Audit-related fees include fees for the audit of the Company’s 401(k) plan for 2008 and fees related to reading and commenting on the Company’s regulatory filings. The amounts included in the column labeled “Fiscal Year 2008” include services rendered in connection with assisting the Company, under the direction of management, with preliminary compliance associated with the Sarbanes Oxley act of 2002 and include fees incurred by Elliott Davis’ resources.

(4)	All other fees include fees for services rendered in connection with a tax segregation study and in connection with an analysis of medical insurance contract processes.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that provision of such services by the respective Independent registered accounting firm was compatible with the maintenance of the firms’ independence in the conduct of its auditing functions.

The Board recommends that stockholders vote “FOR” the ratification of Elliott Davis, LLC, as our independent auditors for fiscal year ending September 30, 2010.

OTHER BUSINESS

As of the date of this proxy statement, our Board knows of no other matter to come before the annual meeting. However, if any matter requiring a vote of the stockholders should arise, the Board designees intend to vote the proxy in accordance with the Board’s recommendation, or in the absence of a Board recommendation, in accordance with their best judgment.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

Who are the largest owners of our stock, and how much stock do our directors and executive officers own?

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of November 3, 2010. Information is presented for (i) stockholders owning more than five percent of the outstanding common stock as indicated in their respective Schedule 13D filings as filed with the Securities and Exchange Commission as of November 3, 2010, (ii) each of our directors, each nominee for director, and each of our executive officers individually, and (iii) all of our directors and executive officers, as a group. The percentages are calculated based on 9,934,072 shares of common stock outstanding on November 3, 2010.

Name	Shares Beneficially Owned (1)	Percentage
Blue Cross and Blue Shield of South Carolina (2)	6,726,019	67.71%
Bandera Partners LLC (3)	1,323,357	13.32%
Harold H. Adams, Jr.	2,500	*
Joseph A. Boyle, CPA	0	0
Ann T. Burnett	0	0
Jean E. Duke, CPA	2,000	*
Thomas G. Faulds.	5,000	*
John M. Little, Jr., M.D.	0	0
Charles M. Potok	5,000	*
Timothy L. Vaughn, CPA.	0	0
D. Michael Stout, M.D.	307,310	3.09%
All current directors and executive officers As a group (9 persons)	321,810	3.24%

*	Amount represents less than 1.0 percent.
(1)	Beneficial ownership reflected in the table is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise specified, each of the stockholders named in the table has indicated to us that such stockholder has sole voting and investment power with respect to all shares of common stock beneficially owned by that stockholder.
(2)	The business address of the named beneficial owner is I-20 at Alpine Road, Columbia, SC 29219. The shares reflected in the table are held of record by BlueChoice HealthPlan (“BlueChoice”) [formerly known as Companion HealthCare Corporation ‘CHC’] 6,107,838 shares and Companion Property & Casualty Corporation (“CP&C”) 618,181 shares, wholly owned subsidiaries of Blue Cross Blue Shield of South Carolina.
(3)

This information is based on an Amendment No. 1 to Schedule 13D filed with the SEC on February 8, 2010 (the “Schedule 13D”). The business address of the named beneficial owner is 26 Broadway, Suite 1607, New York, New York 10004. The named beneficial holder has indicated in filings with the Securities Exchange Commission that the shares are indirectly beneficially owned by Bandera Partners, LLC, Gregory Bylinsky and Jefferson Gramm (the “Master Fund Shares”) are directly owned by Bandera Master Fund L.P., a Cayman Islands exempted limited partnership (“Bandera Master Fund”). Bandera Partners LLC is the investment manager of Bandera Master Fund and may be deemed to have beneficiary ownership of the Master Fund Shares by virtue of the sole and exclusive authority granted to Bandera Partners LLC by Bandera Master Fund to vote and dispose of the Master Fund Shares. Mr. Bylinsky and Mr. Gramm may be

deemed to have beneficial ownership of the Master Fund Shares in their capacities as Managing Partners, Managing Directors and Portfolio Managers of Bandera Partners LLC. Mr. Bylinsky also has reported direct ownership of an additional 15,011 shares and Mr. Gramm has reported direct ownership of an additional 20,500 shares.

The Schedule 13D states that Bandera Master Fund intends to seek representation on the Company’s Board of Directors, and that it or its affiliates may hold discussions with or otherwise communicate with the Company’s management and the Board or Directors and other representatives of the Company, or other stockholders and relevant parties, regarding these matters. The Schedule 13D further states that one or more members of Bandera Master Fund or its affiliates may also hold discussions or otherwise communicate with such Company parties regarding any one or more of the following: the acquisition or disposition of additional securities of the Company; an extraordinary corporate transaction, such as a merger, reorganization or liquidation involving the Company or any of its subsidiaries; a sale or transfer of a material amount of assets of the Company or any of its subsidiaries; a change in the present Board of Directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board; any material change in the present capitalization or dividend policy of the Company; any other material change to the Company’s business or corporate structure; any changes to the Company’s Certificate of Incorporation, Bylaws, or comparable instruments or other actions that may impede the acquisition of control of the Company by any person; causing a class of Company securities (to the extent then listed or quoted) to be delisted from a national securities exchange or cease to be authorized to be quoted on an inter-dealer quotation system; the eligibility for termination of registration of the Company’s equity securities pursuant to Section 12(g)(4) of the Exchange Act; or any action similar to the foregoing. The Schedule 13D further advises that the Bandera Master Fund or any of its affiliates may purchase from time to time in the open market or privately negotiated purchases additional Company securities, options or derivatives related thereto, and may dispose of all or a portion of its shares of the Company’s Common Stock at any time.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and officers complied during our fiscal year-ended September 30, 2009 with the filing requirements under Section 16(a) of the 1934 Act.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

General Overview of Executive Compensation

The Board of Directors is charged with the responsibility of administering our executive officer compensation program and determining the appropriate levels of executive compensation based on recommendations it receives from the Compensation Committee (the “Committee”). Our Chief Executive Officer has not entered into an employment agreement or change in control agreement with the Company. Our Chief Financial Officer has entered into an employment agreement with the Company; however, the agreement does not include any provisions covering changes in control of the Company. Over the last few years, the Board has followed an informal policy of providing our executive officers with a total compensation package that consists of a base salary, cash bonus, stock-based equity awards, deferred compensation, and various other insurance and retirement benefits.

In developing its compensation recommendations for the Board, the Committee considers the overall goals of the Company’s executive compensation program. The first primary goal of our compensation program is to reward our executive officers appropriately on a performance basis. To that extent, our compensation program is designed to reward our officers both for their personal performance and also for the performance of the Company with respect to growth in assets and earnings, expansion and increases in stockholder value. Another primary goal of our program is to attract and retain competent management personnel. To that end, the Committee’s objective in setting compensation is fixing salaries and other benefits at a level that is competitive enough to enable our Company to not only attract, but also to motivate, reward and retain the management talent necessary for our continued success. The final goal of the compensation program is to encourage each of our executive officers to perform. In order to accomplish this goal, the Committee sets salaries and awards bonuses and other equity awards in a manner that encourages our executive officers to perform at their highest levels in order to increase earnings and value for our stockholders.

The Committee ultimately makes all decisions about allocations between long-term and current compensation, cash and non-cash compensation, and allocations among the various forms of non-cash compensation. The members of the Committee make these decisions in their professional discretion based upon their subjective assessment of how each officer’s respective allocation would best meet the overall compensation goals outlined above. In addition to our three basic compensation objectives, the Committee and Board always consider what allocation structures and compensation levels are in the overall best interests of the Company.

Elements of the Compensation Program

The Company’s executive officer compensation program consists of four components: (i) base salary, (ii) incentive cash compensation and cash bonuses; (iii) stock option grants or other forms of equity awards; and (iv) deferred compensation. The Committee utilizes these four elements in their efforts to structure executive officer compensation in a way that appropriately rewards past performance, encourages future performance and provides a standard of living appropriate to each officer’s experience, responsibility and accomplishments. In addition to these main elements, each executive officer also receives additional compensation through our standard benefit plans that are available to all employees of the Company. The Committee reviews base salaries from time to time and adjusts them appropriately. The Committee believes that each element of our executive compensation program is an integral part of the program and, further, that each element is necessary to achieve a proper balance of incentive and reward.

A more detailed discussion of each of these elements of executive compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each element of compensation and the amounts actually awarded is set forth in the sections below.

Base Salary

We include base salary as a part of our executive compensation program because we believe that our executive officers are entitled to receive a level of assured cash compensation that is sufficient in light of each officer’s own professional status and personal accomplishments. The base salary of each executive officer is determined by the Committee and is based in large part on the Committee’s subjective assessment of the executive officer’s performance (which is considered in light of their particular responsibilities and position within the Company) and our overall Company performance during prior periods. Other factors considered by the Committee in setting base salary are described below.

As noted above, the Committee primarily focuses on the Company’s financial performance for the relevant period (as measured by operating income and revenue growth) in making its evaluation of each executive officer’s overall performance. In addition, the Committee also considers the following factors: (i) salary norms for officers with a similar level of experience in comparable positions at comparable companies; (ii) the relative experience and skills of the particular executive officer; (iii) the level of responsibilities assigned to that officer; and (iv) the officer’s historical performance in light of our corporate objectives.

For 2009, the Committee set each named executive officer’s base salary as follows:

Name	2009 Base Salary
D. Michael Stout, M.D.	$348,964
Joseph A. Boyle, CPA	$222,068

In setting our chief executive officer’s salary for 2009, the Committee considered the fact that (i) our chief executive officer has continued to provide the personal leadership and business acumen that is necessary for our continued success; and (ii) the growth of the Company. The Committee also considered the salary levels of other chief executive officers at similar institutions in the Southeast and set a salary level the Committee believed to be fair, both to Dr. Stout and to the Company itself.

In setting our chief financial officer’s salary for 2009, the Committee took into consideration (i) the time and expertise required to comply with the complex financial regulatory and reporting requirements applicable to all reporting companies, and (ii) the growth of the Company. In addition to the above mentioned factors, the Committee also considered the salary levels of other chief financial officers at similar institutions in the Southeast and set a salary level the Committee believed to be fair, both to Mr. Boyle and to the Company itself.

Incentive Cash Compensation and Cash Bonuses

We generally include incentive cash bonuses as part of each executive officer’s compensation as a mechanism for rewarding our executive officers for the Company’s (or any applicable subsidiary or business unit’s) achievement of certain performance objectives. Although it does operate mainly as a reward to our executive officers, the incentive cash bonuses are designed to promote the interests of the Company and its stockholders by providing our executives with financial rewards and helping to attract and retain key executives.

Generally, after the commencement of each fiscal year, the Committee determines, and informs the executive officer, of a range of incentive cash bonus, if any, which may be awarded at the conclusion of the fiscal year to such executive officer. In setting the ranges of incentive cash bonuses which could be earned, the Committee takes into account each executive officer’s base salary, duties and responsibilities, as well as management’s estimated revenue and pre-tax income of the Company for such fiscal year.

The Committee determines the amount of any incentive cash bonus that an executive officer receives and awards such bonuses only when the Committee deems a bonus to be appropriate, in its discretion, based on the Company’s and individual executive’s performance. At the conclusion of the fiscal year, the Committee determines the amount of cash incentive compensation earned by each executive officer, if any, based upon the Company’s overall success, growth, and financial performance (measured in large part by the Company’s revenues and pre-tax income) for the year. In 2009, there was no formal incentive compensation plan based on overall success, growth, and financial performance. Neither of our executive officers received a cash bonus in 2009.

The amount of the cash incentive compensation earned in 2008 by Dr. Stout and Jerry F. Wells, Jr., our former Chief Financial Officer, is set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table set forth on page 18. Consistent with past practice, Mr. Wells and Dr. Stout received advances of $45,000 and $42,000, respectively, on the anticipated cash incentive compensation each would be due for the year ended September 30, 2008. Mr. Wells’ employment was terminated on December 17, 2008 as a result of the discovery of improper expense reimbursements he claimed and other fraudulent activities in which he engaged. Prior to the date of the discovery of these matters, Mr. Wells was paid the $45,000; however, an additional $13,293 was not paid to Mr. Wells.

In addition to the above described cash incentive compensation, the Company on October 6, 2008 awarded to Mr. Wells and Dr. Stout $35,350 and $44,188, respectively, as a cash bonus to reward them for their leadership of the Company during the recent reorganization of the Company.

Stock Options and Equity Awards

During the recent reorganization of the Company, stock options and other stock-based equity awards were not utilized in the compensation of executive officers, due in part to the financial position of the Company at the time. However, following improvements in the financial health of the Company, a new equity incentive plan was adopted by the stockholders during our 2007 Annual Meeting. The Company did not issue stock options and other stock-based equity awards as compensation for services its executives performed in fiscal year 2009.

The Committee’s use of equity awards as another form of incentive compensation is designed to focus management’s attention on the future of the Company and also on the long-term interests of stockholders. The Company believes that equity awards are instrumental in attracting and retaining the services of outstanding personnel and in encouraging such employees to have a greater financial investment in the Company.

Deferred Compensation Plans

During June 1997, the Company’s Board of Directors approved the UCI/Doctors Care Deferred Compensation Plan (the “Plan”) for key employees of the Company with an effective date of June 1998. The Plan was amended and restated effective January 1, 2005. Eligibility to participate in the Plan is determined at the discretion of the Company’s Board of Directors. Under the Plan, key employees may defer up to 30% of their pre-tax earnings. The Company may match up to three times the employee’s contribution percentage up to a limit of 10% of the employee’s pre-tax earnings. The Company’s matching contribution vests immediately. Distributions from the Plan to the employee or their beneficiaries may occur if the employee resigns or is terminated, becomes disabled or deceased, reaches the normal retirement age of 65, or if there is a change of control of the Company. Participating employees may elect a lump-sum payment or be paid in annual installments; however, in no event may the employee receive the first payment until six months after the event which precipitated the distribution. For fiscal year 2009, the Company’s matching contributions for Dr. Stout and Mr. Boyle were $143,726 and $26,614, respectively. The Company establishes and maintains investment accounts to fund the Deferred Compensation Plan. The deferred compensation liability increases or decreases based on the amounts deferred plus or minus earnings or losses on the deemed investment selections of the participants less any payments to participants. The Plan is a non-qualified Plan, and its assets, which consist of Company Owned Life Insurance, are subject to claims of creditors.

Other Benefits

We provide our executive officers with the same standard benefits and vacation package that all employees of the Company receive. This package includes the provision to our executive officers of the same healthcare, life and disability insurance benefits that we provide all other employees of the Company. It also includes making contributions to our 401(k) plan on each officer’s behalf pursuant to our standard 401(k) matching plan.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee establishes and oversees the design and functionality of the Company’s executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis (CD&A) with management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the CD&A be included in the Company’s Proxy Statement for the 2010 Annual Meeting.

Submitted by the members of the Compensation Committee of the Board of Directors:

Charles M. Potok (Chair)

John M. Little, Jr., M.D.

Timothy L. Vaughn, CPA

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee is or has been our executive officer or employee or an executive officer or employee of any of our subsidiaries. None of the members of the Compensation Committee is or has been a member of the compensation committees of another entity. None of our executive officers are or have been a member of the compensation committee, or a director, of another entity.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus	Stock Award	Non-Equity Incentive Plan Compensation		All Other Compensation (1)	Total
D. Michael Stout, MD	2009	$348,964		$—	$—	$—		$169,496	$518,460
President and Chief	2008	348,964		44,188	32,062	113,413		163,079	701,706
Executive Officer	2007	338,800		—	—	84,022		167,742	590,564

Joseph A. Boyle, CPA	2009	111,000	(3)	—	—	—		25,614	136,614
Executive Vice President and Chief Financial Officer

Jerry F. Wells, CPA	2008	222,068		35,350	25,650	58,293	(2)	121,816	463,177
Former Executive Vice	2007	215,600		—	—	44,845		129,308	389,753
President and Chief Financial Officer and Corporate Secretary

(1)	Amounts set forth under the caption, “All Other Compensation” includes the Company’s contribution to the respective executives’ deferred compensation plan account. See the table below under the caption “NON-QUALIFIED DEFERRED COMPENSATION” for additional information. In addition, the amounts include payments for automobile allowances paid in lieu of mileage reimbursements, health insurance supplements and for Dr. Stout, reimbursement for long-term disability insurance. Automobile allowances totaled $12,350 for Dr. Stout in 2009, 2008 and 2007 and $12,350 for Mr. Wells in 2008 and 2007. Health insurance supplements totaled $3,150 for Dr. Stout in 2009 and 2008 and $3,250 in 2007 and $3,350 and $3,250 for Mr. Wells in 2008 and 2007, respectively. Dr. Stout was reimbursed $10,270, $10,161 and $11,342 in 2009, 2008 and 2007, respectively, for long-term disability insurance premiums.
(2)	Mr. Wells’ employment was terminated on December 17, 2008 as a result of the discovery of improper expense reimbursements he claimed and other fraudulent activities in which he engaged. Prior to the date of the discovery of theses matters, Mr. Wells was paid $45,000 under the Company’s Non-Equity Incentive Plan. The remaining $13,293 was not paid to Mr. Wells.

(3)	Mr. Boyle’s salary information is for the period March 16, 2009 through September 30, 2009. From December 17, 2008 until March 16, 2009 (the date on which he became an employee of the Company), Mr. Boyle worked as Interim Chief Financial Officer on a contractual basis. During that period he was paid $64,080 for his services.

2009 OPTION EXERCISES AND STOCK VESTED

During 2009, our executive officers were not awarded any stock options or stock, nor did they exercise any stock options or vest in any stock awards.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY (1)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
D. Michael Stout, MD	$47,956	$143,726	$(152,200)	—	$1,041,034
Joseph A. Boyle, CPA	8,538	25,614	885	—	35,037

(1)	These amounts are included in the respective Executive’s 2008 “All Other Compensation” column of the Summary Compensation Table above.

2009 GRANTS OF PLAN-BASED AWARDS

During 2009, our executive officers were not granted any plan-based awards.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s charter, revised as of June 9, 2005, specifies that the purpose of the Committee is to oversee and monitor:

(1)	the integrity of the company’s accounting and financial reporting process, including the financial reports and other financial information provided by the company to the public;

(2)	the independence and qualifications of the company’s external auditor;

(3)	the performance of the company’s external auditor;

(4)	the company’s system of internal accounting and financial controls; and

(5)	the company’s system of public and private disclosure controls, and the company’s compliance with laws, regulations, and the company’s Code of Ethics and any other code of ethics applicable to the company.

In carrying out its responsibilities, the Audit Committee, among other things

(1)	monitors preparation of quarterly and annual financial reports by our management;

(2)	supervises the relationship between us and our independent auditors, including: having direct responsibility for our auditor’s appointment, compensation, and retention; reviewing the scope of our auditor’s audit services; approving significant non-audit services; and confirming the independence of our auditors; and

(3)	oversees management’s implementation and maintenance of effective systems of internal and disclosure controls.

The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with our independent auditors.

As part of its oversight of our financial statements, the Committee reviewed and discussed with both management and our independent auditors the audited consolidated financial statements for the year ended September 30, 2009. Management advised the Committee that these financial statements had been prepared in accordance with generally accepted accounting principles. The discussions with Elliott Davis, LLC also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statement on Auditing Standards No. 90, including the quality of our accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in our financial statements. The Committee also discussed with Elliott Davis, LLC matters relating to Elliott Davis, LLC’s independence, including a review of audit and non-audit fees and the written disclosures and letter from Elliott Davis, LLC to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the above-described discussions and reviews, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended September 30, 2009 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee of the Board of Directors.

Jean E. Duke, CPA, Chairman

Harold H. Adams, Jr.

Thomas G. Faulds

MISCELLANEOUS

Does the company have a code of ethics?

We adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have filed a copy of this code as an Exhibit 14 to our annual report on Form 10-K for the year ended September 30, 2003, which was filed with the Securities and Exchange Commission on December 5, 2003.

How do stockholders communicate with the Board?

Stockholders and other parties interested in communicating directly with the Board may do so by addressing correspondence to our Chairman of the Board at the address indicated on page one of this proxy statement. Stockholders and other parties interested in communicating directly with individual Board members may do so by addressing correspondence to the individual Board member at the address indicated on page one of this proxy statement. The corporate Secretary or her designee will review all such correspondence and regularly forward to the Board a summary of the correspondence and copies of the correspondence that, in the opinion of the corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be addressed to the attention of our Audit Committee.

When are stockholder proposals for the 2011 Annual Meeting due?

If you would like to have a proposal considered for inclusion in the proxy statement for the 2011 annual meeting, we must receive your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than July 13, 2011. Each stockholder submitting proposals for inclusion in the proxy statement must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the stockholder submits the proposal and continue to hold those securities through the date of the 2010 annual meeting.

If you wish to submit a proposal for consideration at the 2011 annual meeting, but which will not be included in the proxy statement for the meeting, we must receive your proposal in accordance with our bylaws, as amended. Our bylaws require timely advance written notice of any proposals to be presented at an annual meeting of stockholders. For a notice to be timely, it must be received at our principal offices at the address on the cover of this proxy statement sixty days, but not more than ninety days, prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, proposals for the 2011 annual meeting must be received by at least October 17, 2011, but not prior to September 16, 2011. However, if the 2011 annual meeting is not held within thirty days before or after December 16, 2011, then for the notice by the stockholder to be timely, it must be received at our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2011 annual meeting was actually mailed. The notice must give: (a) a brief description of the business desired to be brought before the 2011 annual meeting (including the specific proposal(s) to be presented) and the reasons for conducting the business at the 2011 annual meeting; (b) the name and address, as they appear on our books, of the stockholder(s) proposing the business; (c) the class and number of shares that are held beneficially, but not held of record, by the proposing stockholder(s) as of the record date for the 2011 annual meeting, if the date has been made publicly available, or as of a date within ten days of the effective date of the notice by the proposing stockholder(s) if the record date has not been made publicly available, and (d) any interest of the proposing stockholder(s) in the business. Stockholders desiring to make proposals to be presented at the 2011 annual meeting are directed to these requirements as more specifically set forth in our bylaws, as amended, a copy of which is available upon request to our Corporate Secretary at the address listed on the cover of this proxy statement. The chairman of the 2011 annual meeting may exclude from the meeting any matters that are not properly presented in accordance with these bylaw requirements.

When are nominations for the election of Directors for the 2011 Annual Meeting due?

Notwithstanding the foregoing, our Bylaws state that nominations for the election of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of Directors. As set forth in our Bylaws, any stockholder entitled to vote for the election of Directors at an annual meeting of stockholders may nominate persons for election as Directors only if written notice of such stockholder’s intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation at the address on the cover of this proxy statement not less than sixty days nor more than ninety days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In other words, such nominations for the 2011 annual meeting must be received by at least October 17, 2011, but not prior to September 16, 2011. However, if the 2011 annual meeting is not held within thirty days before or after December 16, 2011, then for the notice by the stockholder to be timely, it must be received by our Secretary of our principal offices at the address on the cover of this proxy statement not later than the close of business on the tenth day following the date on which the notice of the 2011 annual meeting was actually mailed. As set forth in our Bylaws, any stockholder entitled to vote for the election of Directors may nominate persons for election of Directors to be held at a special meeting of stockholders only if written notice of such stockholder’s intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation at the address on the cover of this proxy statement not less than ten days following the date on which notice of such special meeting of stockholders is first given to the stockholders.

Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination, as they appear on our books, (b) the class and number of shares beneficially owned by such stockholder, (c) a representation that such stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (d) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (e) with respect to each nominee, (i) the nominee’s name and age, (ii) the nominee’s occupation and business address and telephone number, (iii) the nominee’s residence address and telephone number, (iv) the number of shares of each class of our stock held directly or beneficially by the nominee, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (f) the consent of each nominee to serve as a Director of the Corporation if elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in our Bylaws.

The chairman of the meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and should he or she so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

IMPORTANT NOTICE REGARDING AVAILABILITY OF

PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which was filed with the Securities and Exchange Commission on April 8, 2010, accompanies this proxy statement. Stockholders to whom this proxy statement is mailed who desire an additional copy of the Form 10-K may obtain one without charge by making written request to Joseph A. Boyle, Chief Financial Officer, 1818 Henderson Street, Columbia, South Carolina 29201.

The Notice of Meeting, proxy statement, proxy card, and additional information for the stockholder meeting to be held on December 16, 2010 are available at:

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07361

You may obtain directions to attend the meeting and vote in person by contacting the Company’s investor relations at (803) 782-4278 extension 185.

By Order of the Board of Directors,

D. Michael Stout, M.D.

President and Chief Executive Officer

Columbia, South Carolina

November 5, 2010

Exhibit 99.1

Proxy Card

ANNUAL MEETING OF STOCKHOLDERS OF

UCI MEDICAL AFFILIATES, INC.

DECEMBER 16, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card, and additional information are available at –

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07361

The undersigned hereby appoints Joseph A. Boyle, CPA and S. Louise Parker, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of UCI Medical Affiliates, Inc., a Delaware corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2010 Annual Meeting of Stockholders of UCI Medical Affiliates, Inc. and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1.	Election of Directors:	For All	Withhold All	For All Except

Terms expiring at the second annual meeting of stockholders after the date of their election:

	Harold H. Adams, Jr., CPCU	☐	☐	☐
	Charles M. Potok	☐	☐	☐

Terms expiring at the third annual meeting of stockholders after the date of their election:

	Ann T. Burnett	☐	☐	☐
	Jean E. Duke, CPA	☐	☐	☐
	Timothy L. Vaughn, CPA	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in space provided below.
2.	Approval of the appointment of Elliott Davis, LLC as our independent public accountants for the fiscal year ending September 30, 2010.	For ☐	Against ☐	Abstain ☐

3.	In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.

Date

Stockholder sign above

Date

Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

UCI MEDICAL AFFILIATES, INC.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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